UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required In Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ARTHUR J. GALLAGHER & CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

for the Stockholder Meeting To Be Held on May 11, 2010

THE GALLAGHER CENTRE

TWO PIERCE PLACE

ITASCA, IL 60143-3141

Meeting Information
Meeting Type:	Annual
For holders as of:	March 15, 2010
Date: May 11, 2010 Time: 9:00 a.m.
Location: The Gallagher Centre Two Pierce Place Itasca, IL 60143-3141

You are receiving this communication because you hold shares of Arthur J. Gallagher & Co.

This notice is being provided to inform you that the proxy materials that you previously received by mail are now available online. You may view the proxy materials and cast your vote at www.proxyvote.com. If you prefer, you can request a paper copy by mail which will include a proxy card you can use to vote (see reverse side).

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

                —  Before You Vote  —

                How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2010 to facilitate timely delivery.

                —  How To Vote  —

                Please Choose One of the Following Voting Methods

Vote In Person: At the Annual Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now on the Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends

you vote FOR the following proposals:

1.	Election of Directors

	Nominees:

	1a.	William L. Bax
	1b. 1c.	Frank E. English, Jr. J. Patrick Gallagher, Jr.	2.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010

	1d.	Ilene S. Gordon	3.	Approval of the Arthur J. Gallagher & Co. Senior Management Incentive Plan
	1e.	David S. Johnson
	1f.	James R. Wimmer	4.	Such other business as may properly come before the meeting or any adjournment thereof